Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Supplement dated February 6, 2019
to

iM Dolan McEniry Corporate Bond Fund (the “Fund”)

Prospectus and Summary Prospectus

dated September 28, 2018

Effective immediately, the minimum initial investment amount for the Fund’s Institutional Shares has been lowered to $10,000.

Accordingly, the tables under the heading “Purchase and Sale of Fund Shares” on pages 4 and 5 of the Prospectus and Summary Prospectus, respectively, and under the heading “Purchase of Shares” on page 12 of the Prospectus have been revised to read as follows:

Share Purchase Amounts	Institutional Shares	Advisor Shares
Minimum Initial Investment – All Accounts	$10,000	$2,000
Minimum Subsequent Investment – All Accounts	None	None

Please retain this supplement with your Prospectus and Summary Prospectus.